                           WALDEN SOCIAL BALANCED FUND
                            WALDEN SOCIAL EQUITY FUND





                               September 30, 2002


                               SEMI-ANNUAL REPORT
                               September 30, 2002

Table of Contents                                      SEMI-ANNUAL REPORT
                                                       September 30, 2002
-------------------------------------------------------------------------

Glossary of Terms ...................................................   i
Social Research and Action Update ...................................   1

Walden Social Balanced Fund
   Market and Performance Review ....................................   2
   Investment Performance ...........................................   4
   Schedule of Portfolio Investments ................................   5
   Financial Statements .............................................   7
   Financial Highlights .............................................   9


Walden Social Equity Fund
   Market and Performance Review ....................................  10
   Investment Performance ...........................................  11
   Schedule of Portfolio Investments ................................  12
   Financial Statements .............................................  13
   Financial Highlights .............................................  15

Notes to Financial Statements .......................................  16















--------------------------------------------------------------------------------

GLOSSARY OF TERMS
--------------------------------------------------------------------------------

MORNINGSTAR RATINGS

For the three-year period ended September 30, 2002 the Walden Social Balanced Fund received 4 stars. It was rated among 680 domestic hybrid funds for the three-year period, but was not rated for the five or ten-year periods.

For the three-year period ended September 30, 2002 the Walden Social Equity Fund received 5 stars. It was rated among 936 large blend funds for the three-year period, but was not rated for the five or ten-year periods.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in distribution percentages. The Overall rating for the funds was derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating(TM) metrics. The Walden Social Balanced Fund and the Walden Social Equity Fund were rated exclusively against U.S.-domiciled domestic hybrid funds and large blend funds, respectively. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

LIPPER RANKINGS

The Walden Social Balanced Fund ranked 43 out of 284 for the one-year period, for the flexible portfolio funds category, as reported by Lipper Analytical Services, Inc. Lipper is an independent organization that compiles performance data on investment companies. Lipper rankings are based on total return and do not include he effect of a sales charge. All rankings are as of September 30, 2002.

STANDARD & Poor's 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is considered a measure of the U.S. stock market as a whole.

GROSS DOMESTIC PRODUCT is the measure of the market value of the goods and services produced by labor and plant, property and equipment in the United States.

NASDAQ COMPOSITE INDEX is a market price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign common stocks and American Depository Receipts.






--------------------------------------------------------------------------------
                                        i

SOCIAL RESEARCH AND ACTION UPDATE                       Walden Asset Management
                                                             September 30, 2002
--------------------------------------------------------------------------------

Since our last quarterly report there has been no respite in the media coverage of the outrageous crimes and misdemeanors of corporate chieftains. Understandably, many people might conclude that the entire notion of corporate social responsibility is an oxymoron. Yet, in the portfolios of Walden clients, we observe many companies demonstrating genuine progress on a variety of corporate governance and social issues. Indeed, there are signs for optimism.

Long a focal point of our advocacy efforts, EMC CORP. has converted words into action with the appointment of an independent woman to its board of directors this summer. Previously, EMC's board was insider-controlled and exclusively the realm of white men. This year Walden co-led two shareholder resolutions at EMC, the company's first shareholder-sponsored ballot items, on increasing board diversity and board independence. The first resolution garnered support from about one third of investors; the latter passed with 56 percent of the shareholder vote! EMC has committed to adding still another outside director in the coming months.

Walden withdrew its shareholder resolution at CARDINAL HEALTH that sought its commitment to phase-out the sale of mercury-containing medical devices. Mercury is a neurotoxin that has particularly hazardous impacts on developing fetuses and young children. Cardinal agreed to phase out the distribution of mercury thermometers to its Medicine Shoppe pharmacy chain. With this commitment, Walden estimates that more than 85 percent of pharmacy chain stores have phased out mercury thermometers or are in the process of doing so. We are encouraged by the recent passage of an U.S. Senate bill (S. 312) that would phase out sales of mercury thermometers and await companion legislation by the House.

Although IBM CORP. appealed successfully to the Securities and Exchange Commission (SEC) to block a shareholder resolution co-filed by Walden on computer recycling, the company met with us and other investors to convey their strong commitment to this issue. IBM described its efforts to recover most of their leased computers and in-house equipment and reported that commercial customers often use third parties for recycling their equipment. IBM also has a unique program for consumers to pay $30 to have their computers recycled. IBM processes more than 40,000 tons of equipment each year, possibly a majority of its end-of-life inventory. Walden is encouraging IBM to analyze just how much is recycled and to monitor the standards and practices of commercial recyclers and set a goal.

Two widely followed reports on best corporate practices have been released in recent months, Working Mother's "100 Best Companies for Working Mothers" and Fortune's "Best Companies for Minorities." Led by African-American chief executive Franklin Raines, FANNIE MAE CORP. ranks best in both groups and is an inspirational model of what can be achieved when companies are determined to shatter barriers to advancement. Fully 40 percent of its top-earning employees (highest quintile) are women, and 20 percent of the 50 highest paid are people of color. In addition, one third of Fannie Mae's 18-member board of directors are women or minorities.

Walden recently wrote more than two dozen of the largest U.S. and global employers in Africa to learn more about how they are responding to the HIV/AIDS pandemic. To date, about half have replied. In 2001 the Coca-Cola Africa Foundation and UNAIDS, a coalition of six United Nations agencies, entered into a three year partnership. The company provides health care coverage for its employees, such as free testing and counseling on a confidential basis and full medical coverage, including anti-retroviral drug treatment. AIDS awareness and prevention training are integral components of Coca-Cola's programs. In a groundbreaking partnership, the Coca-Cola Africa Foundation joined with Coca-Cola's 40 bottlers in Africa to greatly expand the number of employees eligible for anti-retroviral drug and other health benefits. Likewise, the BP AMOCO Africa Region Policy on HIV/AIDS includes education, training, medical help and counseling. BP collaborates with UNAIDS, regional governments, trade unions and NGOs, as well as pharmaceutical companies to increase drug accessibility.

During the last several months, Walden has also taken a closer look at the Board composition and governance policies of portfolio companies to determine where improvements are necessary. Initial letters of inquiry have been sent to target companies with below optimal thresholds for independence and diversity. We also wrote to companies that have staggered, or classified, Board structures that put only a portion of the directors up for election each year. Walden is urging the adoption of annual election of all directors, a common practice that increases accountability to shareholders. We expect this work to lead to more comprehensive discussions with some companies. Walden also wrote to the New York Stock Exchange and SEC urging comprehensive reforms in corporate governance guidelines and encouraged similar action by other investors.













Walden Asset Management, a division of United States Trust Company of Boston, performs shareholder advocacy, proxy voting, screening services, and other social initiatives for Boston Trust Investment Management, Inc. ("the Adviser") and is paid a fee for these services by the Adviser. Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.
--------------------------------------------------------------------------------

                                                      [graphic]
                                           4 Star Overall Morningstar(TM) Rating
                      (Among 680 Domestic Hybrid Funds Overall as of 9/30/02)(1)


FINANCIAL MARKETS AND THE WALDEN                         WALDEN ASSET MANAGEMENT
SOCIAL BALANCED FUND                                          September 30, 2002
--------------------------------------------------------------------------------

The Standard & Poor's 500 Stock Index1 fell by 17.27% during the third quarter ended September 30, 2002, the worst calendar quarter performance since the 1987 market crash. This one quarter decline alone approximates the accepted definition of a bear market. That the drop followed a more than two-year-long bear market that had already taken the Index down by 35% from its March 2000 peak which makes the decline especially painful for most investors. The current bear market now ranks among the worst of the past century and rivals the severe bear market of 1973-1974 in both depth and duration. Unlike 1973-1974, and certainly the 1930's depression era, the current period has not seen widespread economic failure and high unemployment. Until six months ago, most of the drop was a reversion to more normal valuations for stocks in just two economic sectors--technology and telecommunications--from truly extraordinary, speculative heights at the market peak.

Given the poor business trends within technology and telecommunications, we would not be surprised if stocks within these groups continued to perform poorly. Such price action now would have a limited direct impact on the total market: at quarter end, tech and telecom stocks comprised just about 15% of the total value of the S&P 500 Index, down from over 45% in March 2000.

The current market uncertainty rests primarily with the balance of our economy. Specifically, the broad market drop since last spring has been driven not so much by declines from speculative valuations (as it had been the prior two years) but rather by greater investor concern that operating problems within tech and telecom companies will spread sufficiently to bring down employment levels and consumer spending, causing a "double dip" in the overall economy.

The Walden Social Balanced Fund withstood much of the sharp downdraft in stock prices over the past quarter, as it has throughout this bear market. A combination of the modestly below-normal stock allocation, the high financial quality of the individual securities, and the rise in bond values kept the Fund's decline to 4.99% for the quarter and 3.23% for the past twelve months ended September 30, 2002. Such performance ranked the Walden Social Balanced Fund within the top 16% among 284 funds in the Lipper Flexible Portfolio Funds1 category for the 12 months ended September 30, 2002. We believe the conservative, lower risk investment approach utilized within the Fund should continue to achieve attractive comparative investment performance over the long term.

THE ECONOMIC OUTLOOK

In contrast to the other severe bear markets of the past century, it is not possible to explain the nearly 50% decline in the broad stock market indices since March 2000 solely by perusing aggregate economic statistics. By all the usual measures, we experienced only a mild recession through 2001, and the Gross Domestic Product1 (the "GDP") has had normal growth (2.9%) for the past year. Unemployment, while higher than two years ago, remains well within a normal range at 5.6%. More importantly, actual employment has held nearly steady over the past few years. By comparison, payrolls declined in each of the past three recessions, and unemployment levels reached 8.5% in 1974, nearly 10% in 1982 and 7.5% in 1992. Neither can we point to high inflation and interest rates as bear market catalysts, as was the case through the 1970's. Both are as low as at any time during our adult lives. Terrorism and the egregious, criminal behavior of a few corporate leaders and Wall Street analysts also fail to explain the broad market decline. As horrific as terrorism is, the political and economic risks were much greater throughout the Cold War years. We view the accounting and Wall Street scandals more as symptoms of the prior euphoric market years than causes of the downfall.

Quite simply, the stock price decline we experienced from March 2000 through last spring reflected primarily a bursting of the most extreme stock valuation bubble of the past century. Most, though not all, of the unsustainable valuations were confined to the technology and telecommunications industries and the businesses that directly benefited from these so-called "new economy" sectors. Most profitable, established technology companies sold for 50 to more than 100 times earnings in March 2000, while virtual start-ups sported capitalizations in the billions of dollars without any meaningful sales or profits. These valuations exceeded the "nifty-fifty" era of 1972-1973, and even the 1929 peaks. We noted earlier that in March 2000, fully 45% of the total S&P 500 Index value consisted of stocks in these two areas, which compares with just 16% in 1990. For the NASDAQ Composite Index,1 which has dropped by over 75%, tech and telecom stocks comprised roughly 80% of the then total value. After dropping by 50% to 90% and more, by spring 2002, aggregate tech and telecom valuations had moved closer to their historic relationship to the rest of the market and as is appropriate to equity investments in a very risky and highly cyclical industry growing more rapidly than the GDP.

In April 2002, with the valuation readjustment within the stock market effectively complete and overall economic measures










(1) For a complete performance history on the Fund and benchmark comparisons, please refer to page 4. For definitions and descriptions of terms, please refer to the Glossary of Terms on page (i).
--------------------------------------------------------------------------------

FINANCIAL MARKETS AND THE WALDEN                     WALDEN SOCIAL BALANCED FUND
SOCIAL BALANCED FUND (CONT.)                 Manager Commentary by Stephen Moody
--------------------------------------------------------------------------------

improving, we were hopeful that the worst of the market decline was behind us. In hindsight, that was clearly wrong. Indeed, we were about to have a series of revelations that led investors to question both the integrity of the financial markets and the sustainability of the economic recovery. The most notorious example was WorldCom. If we could have accounting fraud at such a large, well-scrutinized company, how could we be sure about the integrity of others? More importantly, WorldCom is laden with debt, as are many other corporations. Much of this debt is held within our financial institutions. Over the past six months we have seen an increasing level and frequency of special charges from banks and insurance companies to cover problem loans and investments. The related economic concern is that lenders will raise credit standards and restrict future credit to viable businesses. This series of events has occurred concurrent with a moderation in previously strong consumer spending patterns, which had been the primary component of the economic recovery of the prior six months. Overall GDP growth has moderated to the 1% - 2% range since March 2002, a rate too low to support either a strong recovery in corporate profits or gains in employment.

As we enter the final months of 2002, the Federal Reserve and most professional economic forecasters believe that our economy will be able to absorb the deterioration within tech and telecom and the damage it has caused within the financial sector. Factors supporting the view that GDP will continue to grow include the still strong capital structures of virtually all financial companies--the recent special charges have only hurt 2002 profit projections, not balance sheets--and the continued ability and propensity of the American consumer to spend. Although we share the majority economic view, the risk of a "double dip" has clearly increased over the past few months. Moreover, corporate profit recovery, which is still critical to foster an improved market trend, will be difficult to sustain without the benefit of more rapid GDP growth.

INVESTMENT STRATEGY

The essence of investment strategy involves an assessment of prevailing stock and bond values in light of economic and corporate developments. We utilize three primary components in applying our investment strategy conclusions--asset allocation, portfolio composition, and individual security selection.

The Walden Social Balanced Fund's stock allocation was about 50% on September 30, which compares with 60% in March and 53% at year-end 2001.+ Although we were hopeful about the economic outlook last spring, we decided not to increase the Fund's allocation to equities until economic and profit recovery was firmly in place. At the time, stock valuations were not so low that renewed economic weakness and failure of sustained improvement in corporate profits might not hurt stock prices in the future. The actual reduction in the Fund's stock exposure over the past six months reflects our greater concern about the economic trend. Today, with aggregate stock prices nearly 30% below March 31, 2002 levels, valuations of corporate sales and profits are at their lowest levels since the mid 1990's. Conversely, bonds are at their highest valuations and lowest yields in 40 years. We believe there is little question that stocks will perform better than bonds over the next few years when and if the economy and corporate profits gain upward momentum. For this reason, we expect the next significant change in asset allocation to be toward a higher, not lower, equity exposure, when there is greater evidence of an actual economic and profit recovery underway.

PORTFOLIO COMPOSITION: Elements of portfolio composition include economic sector and industry emphasis, company size, financial stability, geographic diversity and relative stock valuation. The broad-based decline in stock prices over the past quarter included virtually all economic sectors and equity styles. The Fund's equity segment again fell by less than the S&P 500 Index, which reflects primarily the high financial quality of the individual securities. We held comparatively fewer shares of companies that announced earnings disappointments, and the Fund did not own companies involved in egregious accounting irregularities. We do not expect to change our long-held emphasis on higher quality securities.

SECURITY SELECTION: At quarter end JOHNSON & JOHNSON (1.53%), FANNIE MAE (1.48%), AFFILIATED COMPUTER SERVICES (1.40%), BP AMOCO (1.35%), CARDINAL HEALTH (1.23%), and COLGATE PALMOLIVE (1.22%) were the Fund's largest individual stock investments. Collectively, they comprised nearly 25% of the equity segment. Although most of their stock prices declined along with the market generally over the past six months, all have well defined business plans, strong competitive positions and reasonable growth prospects. We are using the market decline to increase exposure to companies with similar characteristics. We expect the market recovery, whenever it occurs, to be led by companies with secure business prospects.+






/s/ Stephen Moody



Stephen Moody
Portfolio Manager
Boston Trust Investment Management, Inc.










+ Portfolio composition is subject to change.
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------

Fund Net Asset Value:  $9.14                                                                 Average Annual Total Returns
                                                                                               as of September 30, 2002
                                                                                         -----------------------------------

                                                           QUARTER             SIX                           SINCE INCEPTION
                                                           TO DATE            MONTH           1 YEAR          JUNE 20, 1999
   WALDEN SOCIAL BALANCED FUND(1)                          -4.99%          -10.57%            -3.23%             -1.38%
   Lipper Flexible Portfolio Funds Average(2)              -9.95%          -15.95%           -10.31%             -5.90%
   Standard & Poor's 500 Stock Index(2)                   -17.27%          -28.34%           -20.47%            -12.91%
   Lehman Brothers Government/Credit Bond Index(2)          5.70%            9.67%             9.21%              9.08%
   90-Day U.S. Treasury Bills(2)                            0.43%            0.83%             1.74%              4.03%


1 After all expenses at an annual rate of 1.00%, the adviser's expense limitation.

2 Data calculated for the indices indicated was calculated based on the closest calendar date to the Fund inception available for the index.

The Standard & Poor's 500 Stock Index is an index of stocks that measure the asset-weighted performance of 500 stocks of large-capitalization companies. The Lehman Brothers Government/Credit Bond Index is generally representative of the performance of U.S. Treasury, U.S. Government Agency, and corporate debt securities. The 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury Bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. All indices except the Lipper Flexible Portfolio Funds Average are unmanaged; they do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. The Lipper Average is an equally weighted index of the largest managed mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends. Investors cannot invest directly in an index, although they may invest in the underlying securities.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


























--------------------------------------------------------------------------------

                                                    WALDEN SOCIAL BALANCED FUND
SCHEDULE OF PORTFOLIO INVESTMENTS                 September 30, 2002 (Unaudited)
--------------------------------------------------------------------------------


COMMON STOCKS - 51.2%


SECURITY DESCRIPTION                       SHARES   VALUE ($)
--------------------                       ------   ---------
BASIC MATERIALS  (1.9%)
Bemis Co., Inc..........................    3,800    187,720
Praxair, Inc............................    2,800    143,108
                                                  ----------
                                                     330,828
                                                  ----------
CAPITAL GOODS  (1.6%)
Dover Corp..............................    3,000     76,140
Illinois Tool Works, Inc................    3,500    204,155
                                                  ----------
                                                     280,295
                                                  ----------
COMMUNICATION SERVICES  (1.1%)
Alltel Corp.............................    2,100     84,273
Bellsouth Corp..........................    2,900     53,244
SBC Communications, Inc.................    3,000     60,300
                                                  ----------
                                                     197,817
                                                  ----------
CONSUMER DISCRETIONARY  (6.7%)
AutoZone, Inc. (b)......................    2,000    157,720
Costco Wholesale Corp. (b)..............    5,000    161,850
Home Depot, Inc.........................    3,200     83,520
Honda Motor Co. Ltd., ADR...............    6,000    119,220
Jones Apparel Group, Inc. (b)...........    3,000     92,100
Leggett & Platt, Inc....................    4,000     79,160
McClatchy Co............................    2,000    121,900
Omnicom Group, Inc......................    3,000    167,040
TJX Cos., Inc...........................    6,000    102,000
Washington Post Co......................      150     97,350
                                                  ----------
                                                   1,181,860
                                                  ----------
CONSUMER PRODUCTS  (6.0%)
Alberto-Culver Company - Class A........    2,500    115,250
Aptargroup, Inc.........................    6,000    161,220
Avon Products, Inc......................    1,900     87,590
Cintas Corp.............................    2,100     88,032
Colgate-Palmolive Co....................    4,000    215,800
CVS Corp................................    4,000    101,400
Kimberly-Clark Corp.....................    2,000    113,280
Lancaster Colony Corp...................    2,000     84,240
Sysco Corp..............................    3,500     99,365
                                                  ----------
                                                   1,066,177
                                                  ----------
EDUCATIONAL SERVICES  (0.5%)
DeVry, Inc. Del (b).....................    5,000     93,100
                                                  ----------

ENERGY  (1.4%)
BP PLC..................................    6,000    239,400
                                                  ----------

FINANCIAL SERVICES  (8.7%)
American International Group, Inc.......    2,000    109,400
Bank of America Corp....................    2,100    133,980
Cincinnati Financial Corp...............    5,000    177,900
Fannie Mae..............................    4,400    261,976
First Virginia Banks, Inc...............    3,000    111,900
John Hancock Financial Services, Inc....    3,000     83,400
Marsh & McLennan Cos....................    2,400     99,936
Northern Trust Corp.....................    3,700    139,564
State Street Corp.......................    4,000    154,560




COMMON STOCKS - 51.2% (CONTINUED)

SECURITY DESCRIPTION                       SHARES   VALUE ($)
--------------------                       ------   ---------
T. Rowe Price Group, Inc................    5,000    124,800
Wilmington Trust Corp...................    5,000    144,600
                                                  ----------
                                                   1,542,016
                                                  ----------
HEALTH CARE  (11.4%)
Amgen, Inc.  (b)........................    2,000     83,400
Biomet, Inc.............................    6,000    159,780
C.R. Bard, Inc..........................    2,000    109,260
Cardinal Health, Inc....................    3,500    217,700
Dentsply International, Inc.............    3,000    120,510
Johnson & Johnson.......................    5,000    270,399
Medtronic, Inc..........................    4,600    193,752
Merck & Co., Inc........................    4,000    182,840
Patterson Dental Co. (b)................    4,000    204,720
Pfizer, Inc.............................    4,000    116,080
Respironics, Inc. (b)...................    3,000     96,030
Saint Jude Medical, Inc. (b)............    4,000    142,800
Stryker Corp............................    1,800    103,680
                                                  ----------
                                                   2,000,951
                                                  ----------
INDUSTRIAL PRODUCTS & Services  (6.0%)
Automatic Data Processing, Inc..........    5,000    173,850
Baldor Electric Co......................    1,000     19,100
Carlisle Cos., Inc......................    2,000     73,360
Donaldson Co., Inc......................    6,000    205,980
Herman Miller, Inc......................    4,000     71,040
Southwest Airlines Co...................    9,750    127,335
Teleflex, Inc...........................    4,500    205,110
United Parcel Service, Inc. - Class B...    3,000    187,590
                                                  ----------
                                                   1,063,365
                                                  ----------
TECHNOLOGY  (5.9%)
Affiliated Computer Services, Inc. (b)..    5,800    246,790
Applied Materials, Inc. (b).............   14,000    161,700
Comverse Technology, Inc. (b)...........    9,000     62,910
Dell Computer Corp. (b).................    4,000     94,040
EMC Corp. (b)...........................      200        914
Integrated Device Technology, Inc. (b)..    4,000     41,760
Intel Corp..............................    6,000     83,340
International Business Machines Corp....    1,500     87,585
Jabil Circuit, Inc. (b).................    4,000     59,120
KLA-Tencor Corp. (b)....................    2,500     69,850
Microsoft Corp. (b).....................    1,900     83,106
Texas Instruments, Inc..................    4,000     59,080
                                                  ----------
                                                   1,050,195
                                                  ----------
TOTAL COMMON STOCKS.....................           9,046,004
                                                  ----------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 38.7%
FEDERAL FARM CREDIT BANK  (6.3%)
5.95%, 3/5/08...........................  100,000    113,055
6.00%, 3/7/11...........................  500,000    568,394
5.70%, 7/3/17...........................  400,000    432,195
                                                  ----------
                                                   1,113,644
                                                  ----------
FEDERAL HOME LOAN BANK  (11.6%)
6.38%, 11/14/03.........................  250,000    263,036



                                    Continued
--------------------------------------------------------------------------------

                                                    WALDEN SOCIAL BALANCED FUND
SCHEDULE OF PORTFOLIO INVESTMENTS                 September 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 38.7% (CONTINUED)

SECURITY DESCRIPTION                       SHARES   VALUE ($)
--------------------                       ------   ---------
7.36%, 7/1/04...........................  250,000    272,716
6.19%, 5/6/08...........................  300,000    343,421
5.49%, 11/12/08.........................  250,000    276,808
5.90%, 3/26/09..........................  200,000    226,324
5.82%, 3/30/09..........................  100,000    112,703
5.63%, 11/15/11.........................  500,000    551,362
                                                  ----------
                                                   2,046,370
                                                  ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION  (0.6%)
5.13%, 2/13/04..........................  106,000    110,850

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION  (9.5%)
6.50%, Pool #574424 2/15/32.............  457,331    477,535
6.50%, Pool #533973 5/15/32.............  988,868  1,032,553
7.50%, Pool #421357 10/15/25............  170,485    181,827
                                                  ----------
                                                   1,691,915
                                                  ----------
HOUSING AND URBAN DEVELOPMENT  (3.7%)
7.15%, 8/1/04...........................  500,000    545,681
7.13%, 8/1/12...........................  100,000    102,294
                                                  ----------
                                                     647,975
                                                  ----------
U.S. TREASURY INFLATION PROTECTED BONDS  (7.0%)
3.63%, 1/15/08..........................1,000,000  1,230,102
                                                  ----------
TOTAL U.S. GOVERNMENT AGENCY
   OBLIGATIONS..........................           6,840,856
                                                  ----------

CORPORATE OBLIGATIONS - 1.7%
CONSUMER DISCRETIONARY  (0.3%)
May Department Stores Co., 9.88%, 12/1/02  50,000     50,564
                                                  ----------

CONSUMER PRODUCTS  (1.4%)
H.J. Heinz Co., 6.88%, 1/15/03..........  250,000    253,131
                                                  ----------
TOTAL CORPORATE OBLIGATIONS.............             303,695
                                                  ----------
INVESTMENT COMPANIES - 4.8%

Fifth Third Institutional Government
   Money Market Fund....................  842,472    842,472
                                                  ----------
TOTAL INVESTMENT COMPANIES..............             842,472
                                                  ----------

CERTIFICATES OF DEPOSIT - 1.6%
Albina Community BanCorp, 4.30%, 3/15/05   25,000     25,000
Borrego Springs Bank, 4.40%, 3/14/04....   25,000     25,000
Central Appalachian Peoples Federal
   Credit Union, 5.25%, 3/14/04.........   25,000     25,000
Community Capital Bank, 4.57%, 7/20/04..   50,000     50,000
Elk Horn Bank, 4.91%, 3/14/04...........   25,000     25,000
Northeast Community Federal Credit
   Union, 1.00%, 3/15/05................   25,000     25,000
Shorebank Pacific, 4.55%, 7/13/04.......   50,000     50,000
Vermont Development Credit, 5.20%, 7/13/04 50,000     50,000
                                                  ----------
TOTAL CERTIFICATES OF DEPOSIT...........             275,000
                                                  ----------




MUNICIPAL BONDS - 1.2%

SECURITY DESCRIPTION                       SHARES   VALUE ($)
--------------------                       ------   ---------
Massachusetts  (1.2%)
Massachusetts State Port Authority
   Revenue, 6.30%, 7/1/05...............  200,000    218,190
                                                  ----------
TOTAL MUNICIPAL BONDS...................             218,190
                                                  ----------

TOTAL INVESTMENTS
   (COST $18,294,355) (a) - 99.2%.......          17,526,217
                                                  ----------
Other assets in excess of liabilities - 0.8%         149,158
                                                  ----------
NET ASSETS - 100.0%.....................          17,675,375
                                                  ==========
------------
Percentages indicated are based on net assets of $17,675,375.

(a) Cost differs from market value by net unrealized depreciation of securities as follows:
   Unrealized appreciation             $1,127,900
   Unrealized depreciation             (1,896,038)
                                       ----------
   Net unrealized depreciation           (768,138)
                                       ==========

(b) Represents non-income producing security.
(c) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.

ADR - American Depositary Receipt









                        See Notes to Financial Statements
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                                WALDEN SOCIAL BALANCED FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2002 (Unaudited)

ASSETS:
Investments, at value (cost $18,294,370).......       $17,526,217
Interest and dividends receivable..............            89,781
Receivable for investments sold................            72,410
Prepaid expenses ..............................             5,452
                                                      -----------
     TOTAL ASSETS..............................        17,693,860

LIABILITIES:
Accrued expenses and other liabilities:
  Investment adviser........................... $7,953
  Administration ..............................    290
  Other........................................ 10,242
                                               -------
     TOTAL LIABILITIES.........................            18,485
                                                      -----------

NET ASSETS.....................................       $17,675,375
                                                      ===========

COMPOSITION OF NET ASSETS:
Capital........................................       $19,384,201
Accumulated net investment income..............           241,146
Accumulated net realized losses from investment
   transactions................................        (1,181,819)
Unrealized depreciation from investments.......          (768,153)
                                                      -----------
NET ASSETS.....................................       $17,675,375
                                                      ===========
Shares outstanding (par value $0.001, unlimited
   number of shares authorized)................         1,932,845
                                                      ===========
Net Asset Value, Offering Price and Redemption
   Price per share.............................             $9.14
                                                      ===========


STATEMENT OF OPERATIONS
For the six months ended September 30, 2002 (Unaudited)

INVESTMENT INCOME:
  Interest ....................................          $183,530
  Dividend ....................................            79,060
                                                      -----------
     TOTAL INVESTMENT INCOME...................           262,590

EXPENSES:
  Investment adviser...........................$66,404
  Administration .............................. 17,708
  Accounting ..................................  5,661
  Custodian ...................................  1,102
  Transfer agency..............................  9,055
  Other .......................................  9,199
                                               -------
     Total expenses before fee reductions......           109,129
     Fees reduced by the Administrator.........            (4,427)
     Fees reduced by the Investment adviser....           (16,162)
                                                      -----------
     NET EXPENSES..............................            88,540
                                                      -----------

NET INVESTMENT INCOME .........................           174,050
                                                      -----------

NET REALIZED/UNREALIZED LOSSES FROM INVESTMENTS:
Net realized losses from investment transactions         (349,156)
Change in unrealized appreciation/depreciation
   from investments............................        (1,787,738)
                                                      -----------
Net realized/unrealized losses from investments        (2,136,894)
                                                      -----------
CHANGE IN NET ASSETS FROM OPERATIONS...........       ($1,962,844)
                                                      -----------



                        See Notes to Financial Statements
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                                WALDEN SOCIAL BALANCED FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS



                                                                                   For the six months ended
                                                                                      September 30, 2002    For the year ended
                                                                                          (Unaudited)         March 31, 2002
                                                                                          -----------         --------------
INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income .................................................................      $174,050             $280,005
Net realized losses from investment transactions.......................................      (349,156)            (707,933)
Change in unrealized appreciation/depreciation from investments........................    (1,787,738)           1,152,129
                                                                                          -----------          -----------
CHANGE IN NET ASSETS FROM OPERATIONS...................................................    (1,962,844)             724,201
                                                                                          -----------          -----------

DIVIDENDS:
  Net investment income................................................................            --             (290,852)
                                                                                          -----------          -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS........................................            --             (290,852)
                                                                                          -----------          -----------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued..........................................................     2,295,608            4,436,750
  Dividends reinvested.................................................................            --              287,474
  Cost of shares redeemed..............................................................      (443,327)            (983,913)
                                                                                          -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS...................................     1,852,281            3,740,311
                                                                                          -----------          -----------
CHANGE IN NET ASSETS...................................................................      (110,563)           4,173,660

NET ASSETS:
  Beginning of period..................................................................    17,785,936           13,612,276
                                                                                          -----------          -----------
  End of period.......................................................................    $17,675,373          $17,785,936
                                                                                          ===========          ===========

SHARE TRANSACTIONS:
  Issued...............................................................................       238,028              439,783
  Reinvested ..........................................................................            --               28,690
  Redeemed.............................................................................       (46,081)             (98,000)
                                                                                          -----------          -----------
CHANGE IN SHARES.......................................................................       191,947              370,473
                                                                                          ===========          ===========






                        See Notes to Financial Statements
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                                WALDEN SOCIAL BALANCED FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

                                                                For the six                                       For the period
                                                               months ended         For the        For the        June 20, 1999
                                                             September 30, 2002   year ended     year ended             to
                                                                (Unaudited)     March 31, 2002  March 31, 2001   March 31, 2000 (a)
                                                                -----------     --------------  --------------   ------------------

NET ASSET VALUE, BEGINNING OF PERIOD ........................      $10.22            $9.93           $10.69            $10.00

INVESTMENT ACTIVITIES:
   Net investment income ....................................        0.08             0.18             0.19              0.13
   Net realized and unrealized gains (losses) from investment
      transactions ..........................................       (1.16)            0.31            (0.77)             0.65
   Total from investment activities .........................       (1.08)            0.49            (0.58)             0.78

DIVIDENDS:
   Net investment income ....................................        --              (0.20)           (0.18)            (0.09)
   Total dividends ..........................................        --              (0.20)           (0.18)            (0.09)

NET ASSET VALUE, END OF PERIOD ..............................       $9.14           $10.22            $9.93            $10.69

TOTAL RETURN ................................................      (10.57%)(B)        4.94%           (5.57%)            7.83% (B)

RATIOS/SUPPLEMENTARY DATA:
   Net assets at end of period (000's) ......................     $17,675          $17,786          $13,612           $13,117
   Ratio of expenses to average net assets ..................        1.00% (c)        1.00%            1.00%             1.01% (c)
   Ratio of net investment income to average net assets .....        1.97% (c)        1.85%            1.88%             1.70% (c)
   Ratio of expenses to average net assets (d) ..............        1.23% (c)        1.28%            1.33%             1.34% (c)
   Portfolio turnover .......................................       20.45%           22.09%           29.06%            28.80%


-----------------------------------------------------------------------------------------------------------------------------------

(a)      Period from commencement of operations.
(b)      Not annualized.
(c)      Annualized.
(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.











                        See Notes to Financial Statements

--------------------------------------------------------------------------------

                                                        [graphic]
                                           5 Star Overall Morningstar(TM) Rating
                          (Among 936 Large Blend Funds Overall as of 9/30/02)(1)


MARKET AND PERFORMANCE                                WALDEN SOCIAL EQUITY FUND
REVIEW                                     Manager Commentary by Robert Lincoln
--------------------------------------------------------------------------------

The Standard & Poor's 500 Stock Index(1) fell by 17.27% during the third quarter, the worst calendar quarter performance since the 1987 market crash. Such a decline, on its own, approximates the accepted definition of a bear market. Considering that the drop followed a more than two-year-long bear market that had already taken the Index down by 35% from its March, 2000 peak makes the decline especially painful. The current bear market now ranks among the worst of the past century and rivals the severe market slide of 1973-1974 in both depth and duration. Unlike 1973-1974, and certainly the 1930's depression era, the current period has not seen widespread economic failure and high unemployment. Until six months ago, most of the drop was a reversion to more normal valuations for stocks in just two economic sectors--technology and telecommunications--from truly extraordinary, speculative heights at the market peak. More recently, however, the decline has been widespread and driven by greater investor concern that lower employment levels and consumer spending may cause a "double dip" in the overall economy.

Although reporting a loss of any amount is far from satisfying, we are pleased to report that the Walden Social Equity Fund fared better than the overall stock market over the past quarter, as it has throughout this bear market. Due mainly to the high financial quality of the individual securities the Walden Social Equity Fund declined by 12.47% for the quarter and is now down by 19.19% for the year-to-date ended September 30, 2002.

ECONOMIC SUMMARY AND OUTLOOK

In contrast to the other severe bear markets of the past century, it is not possible to explain the nearly 50% decline in the broad stock market indices since March, 2000 solely by perusing aggregate economic statistics. By all the usual measures, we experienced only a mild recession through 2001, and the GDP(1) has been improving, albeit slowly, for the past year. Unemployment, while higher than two years ago, remains well within a normal range at 5.6%. More importantly, actual employment has held nearly steady over the past few years. By comparison, payrolls declined in each of the past three recessions, and unemployment levels reached 8.5% in 1974, nearly 10% in 1982, and 7.5% in 1992. Neither can we point to high inflation and interest rates as bear market catalysts, as was the case through the 1970's. Both are as low as at anytime during our adult lives. Terrorism also fails to explain the broad market decline. As horrific as terrorism is, the political and economic risks were much greater throughout the Cold War years. As we have noted in previous quarterly reports, the stock price decline we experienced from March, 2000 through last spring reflected primarily a bursting of the most extreme stock valuation bubble of the past century. Most, though not all, of the unsustainable valuations were confined to the technology and telecommunications industries and the businesses that directly benefited from these so-called "new economy" sectors. Most profitable, established technology companies sold for 50 to more than 100 times earnings in March 2000, while virtual start-ups sported capitalizations in the billions of dollars without any meaningful sales or profits. These valuations exceeded the "nifty-fifty" era of 1972-1973, and even the 1929 peaks.

In April 2002, with the valuation readjustment within the stock market effectively complete and overall economic measures improving, we were hopeful that the worst of the market decline was behind us. In hindsight, that was clearly wrong. Indeed, we were about to have a series of revelations that led investors to question both the integrity of the financial markets and the sustainability of the economic recovery. The most notorious example was WorldCom. If we could have accounting fraud at such a large, well-scrutinized company, how could we be sure about the integrity of others? More importantly, WorldCom is laden with debt, as are many other corporations. Much of this debt is held within our financial institutions. Over the past six months, we have seen an increasing level and frequency of special charges from banks and insurance companies to cover problem loans and investments. The related concern is that lenders will raise credit standards and restrict future credit to viable businesses. This series of events has occurred concurrent with a moderation in previously strong consumer spending patterns, which had been the primary catalyst for the economic recovery of the prior six months. Overall GDP growth has moderated to the 1%-2% range since March, 2002, a rate too low to support either a strong recovery in corporate profits or gains in employment.

As we enter the final months of 2002, the Federal Reserve and most professional economic forecasters believe that our economy will be able to absorb the deterioration within tech and telecom and the damage it has caused within the financial sector. Factors supporting the view that GDP will continue to grow include the still strong capital structures of virtually all financial companies--the recent special charges have only hurt 2002 profit projections, not balance sheets--and the continued ability and propensity of the American consumer to spend. Although we share the majority economic view, the risk of a "double dip" has








1 For a complete performance history on the Fund and benchmark comparisons, please refer to page 4. For definitions and descriptions of terms, please refer to the Glossary of Terms on page (i).
--------------------------------------------------------------------------------

MARKET AND PERFORMANCE                                WALDEN SOCIAL EQUITY FUND
REVIEW (CONT.)                             Manager Commentary by Robert Lincoln
--------------------------------------------------------------------------------

clearly increased over the past few months. Moreover, corporate profit recovery, which is still critical to foster an improved market trend, will be difficult to sustain without the benefit of more rapid GDP growth.

INVESTMENT STRATEGY

The essence of investment strategy involves an assessment of prevailing stock and bond values in light of economic and corporate developments. Although we were hopeful about the economic outlook last spring, we were cautious about equities. At the time, stock valuations were not so low that renewed economic weakness might not hurt stock prices in the future. Today, with aggregate stock prices nearly 30% below March 31, 2002 levels, valuations of corporate sales and profits are at their lowest levels since the mid 1990's. Conversely, bonds are at their highest valuations and lowest yields in 40 years. There is therefore little question in our mind that stocks will perform better than bonds over the next few years if the economy and corporate profits gain upward momentum.

The broad-based decline in stock prices over the past quarter included virtually all economic sectors and equity styles. We continue to emphasize sectors that have relatively predictable long-term trends like healthcare, or where values seem particularly attractive. Many industrial companies are among the latter. The equity holdings again fell by less than the S&P 500 Index, which reflects primarily the high financial quality of the individual securities. We held comparatively fewer shares of companies that reported earnings disappointments and did not own companies involved in egregious accounting irregularities. We do not expect to change our long-held emphasis on higher quality securities. We intend to use the recent market decline to increase exposure to companies with the characteristics we favor: well defined business plans, strong competitive positions, and reasonable growth prospects.

Finally, we thank you for your continued confidence in us. We look forward to providing you with investment management to meet your needs now and in the years ahead.



/s/ Robert Lincoln


Robert Lincoln
Portfolio Manager
Boston Trust Investment Management, Inc.



INVESTMENT PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------

Fund Net Asset Value:  $8.00                                                                  Average Annual Total Returns
                                                                                                 as of September 30, 2002
                                                                                            --------------------------------
                                                          QUARTER             SIX                           SINCE INCEPTION
                                                          TO DATE            MONTHS           1 YEAR          JUNE 20, 1999
   WALDEN SOCIAL EQUITY FUND*                             -12.47%           -22.03%           -9.97%             -6.10%
   Standard & Poor's 500 Stock Index**                    -17.27%           -28.34%          -20.47%            -12.91%


*After all expenses at an annual rate of 1.00%, the adviser's expense limitation.

**Data calculated for the indices indicated were calculated based on the closest calendar date to the Fund inception available for the index.

The Standard & Poor's 500 Stock Index is an unmanaged index of stocks that measure the asset-weighted performance of 500 stocks of large capitalization companies. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.






--------------------------------------------------------------------------------

                                                      WALDEN SOCIAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS                 September 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS - 99.3%

SECURITY DESCRIPTION                           SHARES   VALUE ($)
--------------------                           ------   ---------

BASIC MATERIALS  (3.5%)
Air Products & Chemical, Inc................    6,000    252,060
Bemis Co., Inc..............................    6,000    296,400
Ecolab, Inc.................................    6,000    250,380
                                                     -----------
                                                         798,840
                                                     -----------
CAPITAL GOODS  (4.7%)
Dover Corp..................................   10,000    253,800
Illinois Tool Works, Inc....................    8,000    466,640
Ingersoll-Rand Company Class A..............   10,000    344,400
                                                     -----------
                                                       1,064,840
                                                     -----------
COMMUNICATION SERVICES  (2.5%)
Alltel Corp.................................    6,427    257,915
Bellsouth Corp..............................    6,000    110,160
SBC Communications, Inc.....................   10,185    204,719
                                                     -----------
                                                         572,794
                                                     -----------
CONSUMER DISCRETIONARY  (12.7%)
BJ's Wholesale Club, Inc. (b)...............   15,000    285,150
Costco Wholesale Corp. (b)..................    7,500    242,775
Home Depot, Inc.............................   13,300    347,130
Jones Apparel Group, Inc. (b)...............    8,000    245,600
La-Z-Boy, Inc...............................   15,000    348,000
Leggett & Platt, Inc........................   15,000    296,850
McClatchy Co................................    7,000    426,650
TJX Cos., Inc...............................   18,000    306,000
Washington Post Co..........................      600    389,400
                                                     -----------
                                                       2,887,555
                                                     -----------
CONSUMER PRODUCTS  (12.7%)
Alberto-Culver Company - Class A............    6,000    276,600
Aptargroup, Inc.............................   15,000    403,050
Avon Products, Inc..........................    8,000    368,800
Colgate-Palmolive Co........................    5,000    269,750
CVS Corp....................................   10,000    253,500
Kimberly-Clark Corp.........................    6,000    339,840
Nike, Inc...................................    5,000    215,900
Lancaster Colony Corp.......................    7,000    294,840
Sysco Corp..................................   16,000    454,240
                                                     -----------
                                                       2,876,520
                                                     -----------
ENERGY  (4.6%)
Anadarko Petroleum Corp.....................    4,000    178,160
Apache Corp.................................    3,000    178,350
BP PLC......................................   17,232    687,557
                                                     -----------
                                                       1,044,067
                                                     -----------
FINANCIAL SERVICES  (18.8%)
American International Group, Inc...........    3,500    191,450
Bank of America Corp........................   10,000    638,000
Chubb Corp..................................    5,000    274,150
Cincinnati Financial Corp...................   11,000    391,380
Fannie Mae..................................    5,000    297,700
First Virginia Banks, Inc...................   12,000    447,600
John Hancock Financial Services, Inc........   10,000    278,000
Marsh & McLennan Cos........................    6,000    249,840
Northern Trust Corp.........................   10,000    377,200
State Street Corp...........................   10,000    386,400
T. Rowe Price Group, Inc....................   12,800    319,488
Wilmington Trust Corp.......................   14,000    404,880
                                                     -----------
                                                       4,256,088


COMMON STOCKS - 99.3% (CONTINUED)

SECURITY DESCRIPTION                           SHARES   VALUE ($)
--------------------                           ------   ---------

HEALTH CARE  (21.1%)
Amgen, Inc.  (b)............................    6,000    250,200
Becton, Dickinson & Co......................   10,000    284,000
Biomet, Inc.................................   13,425    357,508
Bristol-Myers Squibb Co.....................   10,000    238,000
C.R. Bard, Inc..............................    6,000    327,780
Cardinal Health, Inc........................    6,000    373,200
Dentsply International, Inc.................   12,000    482,040
Johnson & Johnson...........................   12,000    648,960
Medtronic, Inc..............................   12,000    505,440
Merck & Co., Inc............................    9,600    438,816
Pfizer, Inc.................................   19,000    551,380
Saint Jude Medical, Inc. (b)................    8,800    314,160
                                                     -----------
                                                       4,771,484
                                                     -----------
INDUSTRIAL PRODUCTS & Services  (8.7%)
Automatic Data Processing, Inc..............    5,000    173,850
Carlisle Cos., Inc..........................    8,000    293,440
Diebold, Inc................................   10,000    329,200
Donaldson Co., Inc..........................   10,000    343,300
Teleflex, Inc...............................   10,000    455,800
United Parcel Service, Inc. - Class B.......    6,000    375,180
                                                     -----------
                                                       1,970,770
                                                     -----------
TECHNOLOGY  (9.5%)
Applied Materials, Inc. (b).................   20,000    231,000
Cisco Systems, Inc. (b).....................   15,000    157,200
Comverse Technology, Inc. (b)...............   20,000    139,800
Dell Computer Corp. (b).....................   10,000    235,100
EMC Corp. (b)...............................   15,000     68,550
Intel Corp..................................   20,000    277,800
International Business Machines Corp........    5,000    291,950
KLA-Tencor Corp. (b)........................    6,000    167,640
Microsoft Corp. (b).........................   10,000    437,400
Oracle Corp. (b)............................   18,000    141,480
                                                     -----------
                                                       2,147,920
                                                     -----------
UTILITIES  (0.5%)
Keyspan Corp................................    3,000    100,500
                                                     -----------
TOTAL COMMON STOCKS.........................          22,491,378
                                                     -----------

INVESTMENT COMPANIES - 0.7%
Fifth Third Institutional Government
   Money Market Fund........................  160,859    160,859
TOTAL INVESTMENT COMPANIES..................             160,859
                                                     -----------
TOTAL INVESTMENTS
   (COST $25,377,077)(a) -100.0%............          22,652,237
                                                     -----------
Other assets in excess of liabilities - 0.0%               6,228
                                                     -----------
NET ASSETS - 100.0%.........................         $22,658,465
                                                     ===========
------------
Percentages indicated are based on net assets of $22,658,465.

(a) Cost differs from market value by net unrealized depreciation of securities as follows:

         Unrealized appreciation       $1,862,153
         Unrealized depreciation       (4,586,993)
                                      ------------
         Net unrealized depreciation  ($2,724,840)
                                      ===========
(b) Represents non-income producing security.



                        See Notes to Financial Statements
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                                  WALDEN SOCIAL EQUITY FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2002 (Unaudited)

ASSETS:
Investments, at value (cost $25,377,077).......       $22,652,237
Dividends receivable...........................            27,839
Prepaid expenses...............................             5,219
                                                      -----------
     TOTAL ASSETS..............................        22,685,295

LIABILITIES:
Accrued expenses and other liabilities:
  Investment adviser...........................$12,006
  Administration...............................    380
  Other........................................ 14,444
                                               -------
     TOTAL LIABILITIES.........................            26,830
                                                      -----------

NET ASSETS.....................................       $22,658,465
                                                      ===========

COMPOSITION OF NET ASSETS:
Capital........................................       $27,980,775
Accumulated net investment income..............            70,542
Accumulated net realized losses from investment
   transactions................................        (2,668,012)
Unrealized depreciation from investments.......        (2,724,840)
                                                      -----------
NET ASSETS.....................................       $22,658,465
                                                      ===========
Shares outstanding (par value $0.001, unlimited
   number of shares authorized)................         2,832,292
                                                      ===========
Net Asset Value, Offering Price and Redemption
   Price per share.............................             $8.00
                                                      ===========



STATEMENT OF OPERATIONS
For the six months ended September 30, 2002 (Unaudited)

INVESTMENT INCOME:
Dividend.......................................          $173,141
                                                      -----------
     TOTAL INVESTMENT INCOME...................           173,141

EXPENSES:
  Investment adviser...........................$91,765
  Administration............................... 24,471
  Accounting...................................  3,750
  Custodian....................................  1,280
  Transfer agency..............................  9,158
  Other........................................ 11,526
                                               -------
     Total expenses before fee reductions......           141,950
     Fees reduced by the Administrator.........            (6,118)
     Fees reduced by the Investment adviser....           (13,548)
                                                      -----------
     NET EXENSES...............................           122,284
                                                      -----------

NET INVESTMENT INCOME..........................            50,857
                                                      -----------

NET REALIZED/UNREALIZED LOSSES FROM INVESTMENTS:
Net realized losses from investment transactions       (1,345,228)
Change in unrealized appreciation/depreciation.
   from investments............................        (4,731,167)
                                                      -----------
Net realized/unrealized losses from investments        (6,076,395)
                                                      -----------
CHANGE IN NET ASSETS FROM OPERATIONS...........       ($6,025,538)
                                                      ===========






                        See Notes to Financial Statements
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                                  WALDEN SOCIAL EQUITY FUND
--------------------------------------------------------------------------------



                                                                                   For the six months ended
                                                                                      September 30, 2002    For the year ended
                                                                                          (Unaudited)         March 31, 2002
                                                                                          -----------         --------------
INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income .................................................................       $50,857              $79,530
Net realized losses from investment transactions.......................................    (1,345,228)            (494,396)
Change in unrealized appreciation/depreciation from investments........................    (4,731,167)           2,334,144
                                                                                          -----------          -----------
CHANGE IN NET ASSETS FROM OPERATIONS...................................................    (6,025,538)           1,919,278
                                                                                          -----------          -----------

DIVIDENDS:
  Net investment income................................................................            --              (88,251)
                                                                                          -----------          -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS........................................            --              (88,251)
                                                                                          -----------          -----------

Capital Share Transactions:
  Proceeds from shares issued..........................................................     3,659,342            3,226,062
  Dividends reinvested.................................................................            --               88,234
  Cost of shares redeemed..............................................................      (591,203)            (895,690)
                                                                                          -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS...................................     3,068,139            2,418,606
                                                                                          -----------          -----------
CHANGE IN NET ASSETS...................................................................    (2,957,399)           4,249,633

NET ASSETS:
  Beginning of period..................................................................    25,615,864           21,366,231
                                                                                          -----------          -----------
  End of period........................................................................   $22,658,465          $25,615,864
                                                                                          ===========          ===========

SHARE TRANSACTIONS:
  Issued...............................................................................       401,517              327,797
  Reinvested...........................................................................            --                9,022
  Redeemed.............................................................................       (67,083)             (90,190)
                                                                                          -----------          -----------
CHANGE IN SHARES.......................................................................       334,434              246,629
                                                                                          ===========          ===========












                        See Notes to Financial Statements
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                                  WALDEN SOCIAL EQUITY FUND
--------------------------------------------------------------------------------


Selected data for a share outstanding throughout the period indicated.

                                                                For the six                                     For the period
                                                               months ended          For the         For the     June 20, 1999
                                                             September 30, 2002    year ended       year ended         to
                                                                (Unaudited)      March 31, 2002  March 31, 2001  March 31, 2000 (a)
                                                                -----------      --------------  --------------  ------------------

NET ASSET VALUE, BEGINNING OF PERIOD ..........................   $10.26             $9.49           $10.60           $10.00

INVESTMENT ACTIVITIES:
  Net investment income .......................................     0.01              0.04             0.03             0.02
  Net realized and unrealized gains (losses) from investment
      transactions ............................................    (2.27)             0.77            (1.10)            0.67
  Total from investment activities ............................    (2.26)             0.81            (1.07)            0.69

DIVIDENDS:
  Net investment income .......................................     --               (0.04)           (0.04)           (0.01)
  In excess of net realized gains .............................     --                --               --              (0.08)
  Total dividends .............................................     --               (0.04)           (0.04)           (0.09)

NET ASSET VALUE, END OF PERIOD ................................    $8.00            $10.26            $9.49           $10.60

TOTAL RETURN ..................................................   (22.03%)(b)         8.53%          (10.12%)           6.94% (b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000's) .........................  $22,658           $25,616          $21,366          $25,064
  Ratio of expenses to average net assets .....................     1.00% (c)         1.00%            1.00%            1.00% (c)
  Ratio of net investment income to average net assets ........     0.42% (c)         0.35%            0.33%            0.28% (c)
  Ratio of expenses to average net assets (d) .................     1.16% (c)         1.18%            1.19%            1.18% (c)
  Portfolio turnover ..........................................     7.73%            22.42%           45.26%           28.57%

------------------------------------------------------------------------------------------------------------------------------------

(a)      Period from commencement of operations.
(b)      Not annualized.
(c)      Annualized.
(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.






















                        See Notes to Financial Statements
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                     September 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION:

     The Coventry Group (the "Group") was organized as a Massachusetts business trust on January 8, 1992 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The accompanying financial statements are those of the Walden Social Balanced Fund and Walden Social Equity Fund (individually, a "Fund", collectively, the "Funds"). The Funds are separate series of the Group. Financial statements for all other series are published separately.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITY VALUATION:

     The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Group's Board of Trustees.

     Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

     SECURITY TRANSACTIONS AND RELATED INCOME:

     Security transactions are accounted for on trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the accretion or amortization of a discount or premium. Dividend income is recorded on the ex-dividend date.

     EXPENSE ALLOCATION:

     Expenses directly attributable to a Fund are charged directly to that Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

     DIVIDENDS TO SHAREHOLDERS:

     Dividends from net investment income and net realized gains, if any, are declared and distributed annually. Additional dividends are also paid to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed net investment income and net realized gains.

     The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified to capital; temporary differences do not require reclassification.

     FEDERAL INCOME TAXES:

     Each Fund is a separate taxable entity for federal tax purposes. Each Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income tax is required.

3.   RELATED PARTY TRANSACTIONS:

     INVESTMENT ADVISER:

     Boston Trust Investment Management, Inc. (the "Investment Adviser") acts as the investment adviser to the Funds. On May 12, 2001, the Investment Adviser assumed all advisory responsibilities from its parent company, United States Trust Company of Boston ("USTC"), the previous investment adviser to the Funds. For its services, the Investment Adviser is entitled to receive a fee, computed daily and paid monthly, based on the average daily net assets of each Fund, at an annual rate of 0.75%.




                                    Continued
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                    SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------


     ADMINISTRATION:

     BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), who serves the Funds as administrator, is a wholly owned subsidiary of The BISYS Group, Inc., with whom certain officers and trustees of the Group are affiliated. Such persons are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS Ohio receives an annual fee, computed daily and paid monthly, based on the average daily net assets of each Fund, at an annual rate of 0.20%. For the six months ended September 30, 2002 the administrator has agreed to voluntarily waive a portion of its fees.

     DISTRIBUTION:

     BISYS Fund Services Limited Partnership, a wholly owned subsidiary of The BISYS Group, Inc., serves as the Funds' distribution agent.

     CUSTODIAN, TRANSFER AGENCY AND FUND ACCOUNTING:

     USTC acts as the Funds' custodian and transfer agent. Under the custody agreement, USTC receives an annual fee computed daily and paid monthly based on the average daily net assets. USTC receives a fixed fee for its services as the transfer agent. BISYS Ohio provides fund accounting services for the Funds. For these services to the Funds, BISYS Ohio receives an annual fee accrued daily and paid monthly for each Fund.

     FEE REDUCTIONS:

     The Investment Adviser has agreed to reduce its fees payable by the Funds to the extent necessary to limit the Funds' aggregate annual operating expenses to 1.00% of the average daily net assets. Any such reductions made by the Investment Adviser in its fees or payments or reimbursement of expenses which are the Funds' obligation may be subject to repayment by the Funds within three years provided the Funds are able to effect such repayment and remain in compliance with applicable limitations. As of September 30, 2002 the Investment Adviser may recoup $115,201 and $100,940 from the Walden Social Balanced Fund and Walden Social Equity Fund, respectively.

4.   PURCHASES AND SALES OF SECURITIES:

     Purchases of and proceeds from sales, excluding short-term securities, for the Funds for the six months ended September 30, 2002, totaled:

                                            Purchases             Sales
     Walden Social Balanced Fund         $ 10,944,228        $3,669,267
     Walden Social Equity Fund              5,354,093         1,859,044

5.   FEDERAL INCOME TAX INFORMATION:

     For federal income tax purposes, the following Funds have capital loss carryforwards as of September 30, 2002, which are available to offset future realized gains, if any:

                                               Amount           Expires
     Walden Social Balanced Fund              $28,136              2008
                                               17,496              2009
                                              463,511              2010
     Walden Social Equity Fund                368,539              2009
                                              954,245              2010

6.   SUBSEQUENT EVENT:

     On November 19, 2002, the Board of Trustees of the Coventry Group (the "Group") approved Tait, Weller & Baker to serve as the Group's independent auditors for the Boston Trust and Walden Funds for the fiscal year ending March 31, 2003.






--------------------------------------------------------------------------------

INVESTMENT ADVISER
Boston Trust Investment Management, Inc.
40 Court Street
Boston, MA 02108

CUSTODIAN AND TRANSFER AGENT
United States Trust Company of Boston
40 Court Street
Boston, MA 02108

ADMINISTRATOR
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

AUDITORS
Tait, Weller & Baker
1818 Market Street
Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006





This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.




11/02


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